Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT

TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

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In connection with the Quarterly Report of StrikeForce Technologies, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Philip E. Blocker, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2001, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 22, 2011

                                    /s/ Philip E. Blocker

                                    Philip E. Blocker

                 Chief Financial Officer